American Century Variable Portfolios, Inc. Prospectus Supplement VP Balanced Fund
Supplement dated July 2, 2021 ■ Prospectus dated May 1, 2021
The changes below will be effective as of September 1, 2021.
The following replaces the first paragraph of the Principal Investment Strategies section on page 2 of the prospectus:
For the equity portion of the fund, the fund will generally invest in large capitalization companies it believes show sustainable business improvement using a proprietary multi-factor model that combines fundamental measures of a stock’s value and growth potential with environmental, social, and governance (ESG) metrics. The model assigns each security a financial metrics score and an ESG score that are combined to create an overall score.
To measure value, the portfolio managers may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum. The team arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The portfolio managers utilize internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. For example, portfolio managers will consider, among others, a company’s carbon emission profile (environmental), a company’s employee turnover rates and digital privacy (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees (governance). If information on a specific metric is unavailable, the security may still be selected for the portfolio if the portfolio managers believe they can evaluate the security qualitatively, or if the financial metrics and remaining ESG scores merit investment.
Final scores for each security are evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest scores in their respective sectors. Using this process, the portfolio managers attempt to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger ESG profile than the S&P 500® Index.

The following are added as the fourth and fifth bullet points under Principal Risks on page 3 of the prospectus:
•ESG Risk – Because the fund considers ESG metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long term rather than short term returns. Furthermore, when analyzing ESG criteria for securities, the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.
•Covered Call Risk – Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return

The following replaces the Foreign Debt Securities Risk bullet point under Principal Risks on page 3 of the prospectus:
•Foreign Securities Risk — Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

The following replaces the Portfolio Managers section on page 5 of the prospectus:
Portfolio Managers
Charles Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1987.
Justin M. Brown, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
Joseph Reiland, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
Robert J. Bove, Portfolio Manager, has been a member of the team that manages the fund since 2008.

The following replaces the first five paragraphs of the What are the fund's principal investment strategies? section on page 6 of the prospectus:
For the equity portion of the fund's portfolio, the fund generally will invest in large capitalization companies, although it may invest in medium capitalization companies, it believes show sustainable business improvement. The fund’s equity investment strategy utilizes a proprietary multi-factor model in a three-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines fundamental measures of a stock’s value and growth potential and environmental, social, and governance (ESG) metrics. To measure value, the managers may use ratios of stock price-to-earnings and stock price-to-cash flow, among others. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates, as well as other factors. The model also considers price momentum. The team arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The portfolio managers utilize internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. For example, portfolio managers will consider, among others, a company’s carbon emission profile (environmental), a company’s employee turnover rates and digital privacy (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees (governance). If information on a specific metric is unavailable, the security may still be selected for the portfolio if the portfolio managers believe they can evaluate the security qualitatively, or if the financial metrics and remaining ESG scores merit investment.
In the second step, final scores for each security are evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest scores in their respective sectors. The portfolio managers build an equity portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. Using this process, the portfolio managers attempt to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger ESG profile than the S&P 500® Index.
Finally, the portfolio managers validate the output of the multi-factor model using additional fundamental analysis.
Although the portfolio managers intend to invest the fund’s equity assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The fund may write covered calls on a portion of the fund’s holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security. A fund writing a covered call option is obligated to sell or deliver the underlying security, which the fund holds in its portfolio, in return for the strike price upon exercise of the option.

The following replaces the second and third paragraphs of the What are the principal risks of investing in the fund? section on page 7 of the prospectus:
The fund’s performance will be similar to the performance of its benchmark. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.
Because the fund’s equity portion considers ESG metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long term rather than short term returns. Furthermore, when analyzing ESG criteria for securities, the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.
Although the portfolio managers intend to invest the fund’s equity assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.
Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return.

The following replaces the Equity Portion of Balanced section on pages 9-10 of the prospectus:
Equity Portion of Balanced
The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund’s investment objective and strategy. The individuals listed below are jointly and primarily responsible for the day-to-day management of the equity portion of the fund.
Gregory J. Woodhams
Mr. Woodhams, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.
Justin M. Brown
Mr. Brown, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA charterholder.
Joseph Reiland
Mr. Reiland, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.
Robert J. Bove
Mr. Bove, Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2016. He has a bachelor’s degree in accounting from Villanova University and an MBA in finance from New York University, Leonard N. Stern School of Business.

The change below will be effective as of August 1, 2021.

Brian Howell, Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the funds effective August 1, 2021.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97342 2107